Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Voyager Therapeutics, Inc. (the “Company”) for the period ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his or her knowledge:

1)	the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2016	/s/ Steven M. Paul
Steven M. Paul
President and Chief Executive Officer (Principal Executive Officer)

Date: August 11, 2016	/s/ J. Jeffrey Goater
J. Jeffrey Goater
Chief Financial Officer (Principal Financial Officer)